Subsequent events	12 Months Ended
Dec. 31, 2020
Disclosure of events after reporting period [Abstract]
Subsequent events	Subsequent events
(i) Spin-off of Itaú’s investment in XP Inc.
In January 2021, XP Inc. reached an agreement with Itaú Unibanco in connection with Itaú’s spin-off of its investment in XP Inc., and has entered into two agreements regarding to the corporate reorganization announced by Itaú Unibanco Holding S.A. on December 31, 2020 (Itau Agreements).
The Itaú Agreements establish certain steps to be taken as a result of the corporate reorganization approved and announced by its shareholders, which are subject to the US Federal Reserve Board’s (FED) approval.
The Proposed Transaction is being proposed by XPart (Itau company) and XP to streamline and simplify the corporate structure at shareholders’ level at XP, specifically by giving XPart’s shareholders more accessible ways to trade XP shares as they will directly own an interest in XP.
It is not expected that such transaction will have any impact on XP Inc.’s results of operations and financial condition.
(ii) Changes in Social Contribution on Net Income (CSLL)
On March 1, 2021, Provisional Measure No. 1,034 was published increasing the Social Contribution on Net Income (CSLL) rate by 5%, to 25% for Banks and 20% for Broker dealers.
The text of the Provisional Measure proposes the increase in the CSLL rate between July and December 2021. The deadline for converting the Provisional Measure into Law is 60 days, extendable for an additional 60 days from the date of publication of the said rule.
The Group is monitoring the impacts on its business that will depend on the approval and conversion of the Provisional Measure into Law. However based on a initial analysis the Group does not expect significant impacts on the Company's results or financial condition.